UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

EDIFY ACQUISITION CORP.

(Exact name of Registrant as specified in its charter)

Delaware	001-39899	85-3274503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 7th Avenue, Floor 29

New York, NY 10106

(Address of principal executive offices, including zip code)

212-603-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Warrant to acquire one-half of a share of Common Stock	EACPU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001	EAC	The Nasdaq Stock Market LLC
Warrants	EACPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Edify Acquisition Corp.

On February 17, 2023, Edify Acquisition Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) for the purpose of approving: (i) the Director Election Proposal and (ii) the Auditor Ratification Proposal. For more information on these proposals, which are described below, please refer to the Company’s proxy statement, dated February 2, 2023. As of the record date of January 24, 2023, there were 8,587,664 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Proxies were received for 7,605,135 shares of common stock, or approximately 88.56% of the shares issued and outstanding and entitled to vote at the Annual Meeting; therefore, a quorum was present.

Director Election Proposal - a proposal to re-elect the current Class I director to the Company’s board of directors (the “Board of Directors”).

The Class I director nominee proposed by the Company’s Board of Directors was re-elected to serve as a director until the third annual meeting following election and until her successor has been duly elected and qualified. The final voting results for the nominee were as follows:

Nominee	For	Withheld	Broker Non-Vote
Rosamund M. Else- Mitchell	7,583,689	21,446	0

Auditor Ratification Proposal - a proposal to ratify the appointment of WithumSmith+Brown, PC, as the Company’s independent registered public accounting firm, for the fiscal year ended December 31, 2022.

Stockholders voted to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. The Auditor Ratification Proposal received the following final voting results:

For	Against	Abstain
7,605,135	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EDIFY ACQUISITION CORP.

Date: February 23, 2023	By:	/s/ Morris Beyda
	Name:	Morris Beyda
	Title:	Chief Financial Officer